                                 [EVOLVE LOGO]

                             EVOLVE SOFTWARE, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                 COMMON STOCK

                     SEE REVERSE FOR CERTAIN DEFINITIONS
                            AND A STATEMENT AS TO
                        RESTRICTIONS ON SHARES, IF ANY

                               CUSIP 30049P 10 4


THIS CERTIFIES THAT



is the owner of
 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 EACH, OF

                             EVOLVE SOFTWARE, INC.

(hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the By-Laws, as from time to time amended, of the Corporation, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                             [SEAL APPEARS HERE]


/s/ Douglas S. Sinclair                    /s/ John P. Bantleman
-----------------------                    ---------------------
SECRETARY                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
         CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                           TRANSFER AGENT AND REGISTRAR
BY

AUTHORIZED SIGNATURE

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                             EVOLVE SOFTWARE, INC.

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A COPY OF THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUESTS MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common
     TEN ENT  - as tenants by the entireties
     JT TEN   - as joint tenants with right of
                survivorship and not as tenants
                in common
     COM PROP - as community property

     UNIF GIFT MIN ACT                     Custodian
                       -------------------           ---------------------
                             (Cust)                         (Minor)
                       under Uniform Gifts to Minors Act
                                                         -----------------
                                                             (State)

    Additional abbreviations may also be used though not in the above list.

        For Value Received,        hereby sell, assign and transfer unto
                            ------


                    PLEASE INSERT SOCIAL SECURITY OR OTHER
                        IDENTIFYING NUMBER OF ASSIGNEE


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                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                  INCLUDING ZIP OR POSTAL CODE, OF ASSIGNEE)
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                                                                        Shares

of the Common Stock represented by the within certificate, and do hereby

irrevocably constitute and appoint                                    Attorney
                                   ----------------------------------

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

-------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.